Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the registrant      [X]
Filed by a party other than the registrant  [ ]

Check the appropriate box:

[ ]        Preliminary proxy statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6 (e) (2))
[X]        Definitive proxy statement
[ ]        Definitive additional materials
[ ]        Soliciting material pursuant to Rule 14a-11(c) or rule 14a-12

                              SpectraScience, Inc.
--------------------------------------------------------------------------------
                 (Name of Registrant as Specified in Its Charter



--------------------------------------------------------------------------------
    (Name of Person(s) filing Proxy Statement, if other than the Registrant)

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[X]        No fee required
[ ]        Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
           0-11.

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                 computed pursuant to Exchange Act Rule O-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

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[ ]        Check box if any part of the fee is offset as provided by Exchange
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           fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)   Amount previously paid:

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


                              SPECTRASCIENCE, INC.
                       14405 21st Avenue North, Suite 111
                              Minneapolis, MN 55447
                     Tel: (763) 745-4120 Fax: (763) 745-4126
                         email: spsi@spectrascience.com
                         website: www.spectrascience.com


          ------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 10, 2001
          ------------------------------------------------------------


Dear Shareholder:

         You are cordially invited to attend the 2001 Annual Meeting of Shareholders (the "Annual Meeting") of SPECTRASCIENCE, Inc., a Minnesota corporation ("SPECTRASCIENCE") to be held on Thursday, May 10, 2001, at 3:30 p.m. Central Standard Time, at The Marquette Hotel, 710 Marquette Avenue, Minneapolis, Minnesota 55402, Tel: (612) 376-7436, Fax: (612) 376-7418.

         At the Annual Meeting you will be asked:

         1. To elect four (4) persons to serve as directors until the next Annual Meeting of Shareholders or until their respective successors shall be elected and qualified.

         2.       To approve the adoption of the SPECTRASCIENCE, Inc. 2001 Stock
                  Plan.

         3.       To ratify the selection of Ernst & Young LLP as
                  SPECTRASCIENCE's independent public accounts for the current fiscal year ending December 31, 2001.

         4. To consider and act upon any other matters that may properly come before the Annual Meeting or any adjournment thereof.

         The Board of Directors has fixed February 20, 2001 as the record date for the Annual Meeting. Only shareholders of record at the close of business on the record date will be entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. A copy of SPECTRASCIENCE's Annual Report for the fiscal year ended December 31, 2000, a proxy statement and a proxy card accompany this formal Notice of Annual Meeting of Shareholders. These materials are first being mailed to shareholders on or about March 26, 2001.

         YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENVELOPE PROVIDED. THIS WILL ENSURE YOUR SHARES ARE REPRESENTED AND SAVE US ADDITIONAL EXPENSES ASSOCIATED WITH SOLICITING PROXIES. IF YOU DO ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                          By Order of the Board of Directors



                                          Chester E. Sievert, Jr.
                                          PRESIDENT, CHIEF EXECUTIVE OFFICER AND
Dated:  March 12, 2001                    CORPORATE SECRETARY

                              SPECTRASCIENCE, INC.
                       14405 21ST AVENUE NORTH, SUITE 111
                          MINNEAPOLIS, MINNESOTA 55447
                         ------------------------------

                                 PROXY STATEMENT
                         ------------------------------


            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 10, 2001

         This proxy statement and the enclosed proxy card are being furnished to the shareholders of SPECTRASCIENCE, Inc., a Minnesota corporation ("SPECTRASCIENCE" or the "Company"), in connection with the solicitation of proxies on behalf of our Board of Directors for use at the 2001 Annual Meeting of Shareholders ("Annual Meeting") and at any adjournment(s) thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held on Thursday, May 10, 2001, at 3:30 p.m. Central Standard Time, at The Marquette Hotel, 710 Marquette Avenue, Minneapolis, Minnesota 55402, Tel: (612) 376-7436, Fax: (612) 376-7418.

         This proxy statement, the accompanying proxy card and our Annual Report for the fiscal year ended December 31, 2000, are first being mailed to SPECTRASCIENCE shareholders on or about March 26, 2001. The Annual Report is not to be considered a part of our proxy solicitation materials.


                     SOLICITATION AND REVOCATION OF PROXIES

         The costs and expenses of soliciting proxies will be borne by SPECTRASCIENCE. Our officers, directors and employees may solicit proxies by mail, telephone, facsimile or in person. They will not be compensated for any solicitation activities. SPECTRASCIENCE may reimburse brokerage firms and others for expenses they incur in forwarding proxy materials to beneficial owners of our Common Stock.

         PROXIES IN THE FORM ENCLOSED ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. You may revoke your proxy at any time by giving written notice to our Corporate Secretary, delivering another proxy with a later date, or voting in person at the Annual Meeting.

         If you own shares through a bank or brokerage firm account, you may instead receive a voting instruction form with this proxy statement, which you may use to instruct how your shares should be voted. Just as with a proxy, you may vote those shares by completing, signing and returning the voting instruction form in the enclosed envelope. Many banks and brokerage firms have arranged for internet or telephonic voting of shares and provide instructions for using those services on the voting instruction form. If your bank or brokerage firm uses ADP Investor Communication Services, you may vote your shares via the internet at www.proxyvote.com or by calling the toll-free number on your voting instruction form. Any shareholder holding shares through a bank or brokerage firm may revoke a previously granted proxy or change previously given voting instructions by contacting the bank or brokerage firm to obtain a legal proxy, or by voting in person at the Annual Meeting.


                            QUORUM AND VOTING RIGHTS

         Only shareholders of record at the close of business on February 20, 2001 are entitled to execute proxies or to vote at the Annual Meeting. As of that date, there were 7,004,438 outstanding shares of SPECTRASCIENCE common stock, $.25 par value (the "Common Stock"). These outstanding shares of

Common Stock are the only outstanding voting securities of SPECTRASCIENCE. Each holder of Common Stock is entitled to one vote for each share held with respect to any matter that may properly come before the Annual Meeting. There is no cumulative voting. A majority of the outstanding shares entitled to vote are required to constitute a quorum at the Annual Meeting. The affirmative vote of a majority of the Common Stock entitled to vote and present, by proxy or in person, at the Annual Meeting is required to approve matters properly brought before the Annual Meeting.

         If a shareholder abstains from voting as to any proposal, then the shares they hold will be considered present at the Annual Meeting for purposes of determining a quorum and for calculating the vote with respect to such proposal. However, the shares will not be considered to have been voted in favor of such proposal. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a proposal, the shares covered by such non-vote will be considered present at the Annual Meeting for purposes of determining a quorum, but not present for purposes of calculating the vote with respect to such proposal.

         All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. IF NO SPECIFIC INSTRUCTIONS ARE GIVEN WITH REGARD TO THE MATTERS TO BE VOTED UPON, THE SHARES REPRESENTED BY A SIGNED PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, AND 3 SET FORTH IN THIS PROXY STATEMENT.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         The Board of Directors has nominated the four persons named below to serve as directors of SpectraScience until the next annual meeting of shareholders or until their respective successors are elected and qualified. All of the nominees are presently members of the Board of Directors and have consented to serve another term as a director if re-elected. If any of the nominees should be unavailable to serve for any reason, the Board of Directors may designate a substitute nominee or nominees (in which case the votes will be cast under the authority granted by the proxy for such substitute nominee or nominees), allow the vacancy or vacancies to remain open until a suitable candidate or candidates are located, or by resolution provide for a lesser number of directors. The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve as a director if elected.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE. The affirmative vote of a majority of the Common Stock entitled to vote and present, by proxy or in person, at the Annual Meeting is required for election of each of the nominees. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.


                           INFORMATION ABOUT NOMINEES

         The names of the nominees, their ages, the year in which each first became a director and their principal occupations are set forth below.

Name                          Age      Title                     Director Since
----                          ---      -----                     --------------
Chester E. Sievert, Jr.       49       Chairman of the Board,      June 1999
                                       President, Chief
                                       Executive Officer, and
                                       Corporate Secretary
Johan A.P.M. De Hond          47       Director                    June 1999
Terrence W. Glarner           57       Director                  September 2000
Delwin K. Ohrt, M.D.          59       Director                  September 2000

         CHESTER E. SIEVERT, JR. has served as Chairman of the Board since June 18, 1999. He has held the title of President and Chief Executive Officer since January 5, 1999. He joined SPECTRASCIENCE as a consultant in June 1996, and has held various executive positions since November 1996. Prior to joining SPECTRASCIENCE, Mr. Sievert was a founder of and worked at two medical product companies, ReTech, Inc. from 1980 to 1986, and FlexMedics Corporation from 1986 to 1995. As a former academic scientist on staff at the University of Minnesota College of Medicine and the Veterans Administration Medical Center, Mr. Sievert published extensively in the fields of gastroenterology, urology and fiber optics. Mr. Sievert has a Bachelor of Science Degree in Comparative Physiology from the University of Minnesota.

         JOHAN A.P.M. de HOND, M.D. has been with Hospital Sophia in Zwolle, and Hospital Diaconesse in Meppel, The Netherlands, since 1992 as a Senior Urologist. Dr. de Hond completed his medical education in 1979 at the University of Utrecht, also in The Netherlands. Dr. de Hond's background includes specialty training in surgery as well as urology. Dr. de Hond has a clinical interest in photodynamic therapy.

         TERRENCE W. GLARNER has been President of West Concord Ventures, Inc., a venture capital company, since February 1993. He also consults with Norwest Venture Capital, an entity affiliated with Norwest Growth Fund, Inc. Prior to starting West Concord Ventures, Inc., Mr. Glarner was President of North Star Ventures, Inc. from 1988 to February 1993. He has a Bachelor of Arts degree in English from the University of St. Thomas, a J.D. degree from the University of Minnesota Law School, and is a Chartered Financial Analyst. He currently serves as a director of five publicly-held companies including: Aetrium, Cima Labs, Inc., Datakey, Inc., FSI International Inc., and Premis Corporation. He is also a director of Oncotech, Inc. and Nonvolatile Electronics, Inc.

         DELWIN K. OHRT, MD was Medical Director and Vice President at Blue Cross and Blue Shield of Minnesota from 1986 to 1996, and was Chairman of the Health Technology Assessment Committee of the Minnesota Department of Health from 1994 to 1996. He was the Vice President of Clinical Resources and Medical Affairs for Voluntary Hospitals of America, Upper Midwest, Inc. from 1997 to 1998, and currently serves a variety of health related technology companies as a consultant. Dr. Ohrt received his M.D. degree with a specialty in Pathology from the University of Nebraska in 1965 and a Master's degree in Management from the Sloan School of Management, Massachusetts Institute of Technology, Boston, Massachusetts in 1986.


                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During the fiscal year ended December 31, 2000, the Board of Directors held two meetings and adopted resolutions by unanimous written action on three occasions (as permitted under Minnesota Statutes Section 302A.239). Each of the directors attended all of the meetings of the Board of Directors and applicable committees held while each was a director during such fiscal year. SPECTRASCIENCE has a Compensation Committee and an Audit Committee of the Board of Directors. SPECTRASCIENCE does not have a nominating committee of the Board of Directors.

         The members of the Compensation Committee at December 31, 2000 were Mr. Glarner and Dr. Ohrt. The functions of the Compensation Committee are to review and approve (i) the salaries of all directors and officers of SPECTRASCIENCE,
(ii) all bonus awards, annual or otherwise, for all officers and employees of SPECTRASCIENCE, and (iii) all stock option grants for directors, officers, and employees of SPECTRASCIENCE, as well as stock option grants for others outside of SPECTRASCIENCE. The Compensation Committee met two times during the fiscal year ended December 31, 2000.

         The members of the Audit Committee at fiscal year end December 31, 2000 were Mr. Glarner and Dr. Ohrt. These two members were elected to the Audit Committee in October 2000. The Audit Committee met one time during the fiscal year ended December 31, 2000. The functions of the Audit Committee are (i) to monitor the integrity of the Company's financial reporting process and systems of internal controls regarding the finance, accounting, and legal compliance, (ii) to monitor the independence and performance of the Company's independent auditors, and (iii) to provide an avenue of communication among the independent auditors, management, and the Board of Directors.


                            REPORT OF AUDIT COMMITTEE

         The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached to this proxy statement as Exhibit A.

         Company management is responsible for the Company's internal controls and the financial reporting process. Ernst & Young LLP, the Company's independent accountants, are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and to issue a report on the Company's financial statements. The Audit Committee's responsibility is to monitor and oversee these processes.

         In this context, the Audit Committee has met and held discussions with management and the Company's independent accountants. Company management represented to the Audit Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the Company's independent accountants. The Audit Committee discussed with the Company's independent accountants matters required to be discussed by the Statement on Auditing Standards No. 61 (communications with audit committees).

         The Company's independent accountants also provided to the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1 (independence discussions with audit committees), and the Audit Committee discussed with the independent accountants the accounting firm's independence. The Audit Committee also considered whether non-audit services provided by the independent accountants during the last fiscal year were compatible with maintaining the independent accountants' independence.

         Based upon the Audit Committee's discussion with management and the Company's independent accountants and the Audit Committees' review of the representations of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000 filed with the Securities and Exchange Commission.

                                       AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                       Terrence W. Glarner
                                       Delwin K. Ohrt, M.D.


                REMUNERATION OF MEMBERS OF THE BOARD OF DIRECTORS

         DIRECTORS' FEES. The Company pays each non-employee director $500 for each Board of Directors' meeting and committee meeting attended and reimburses each such director for reasonable travel and out-of-pocket expenses for attendance at these meetings.

         AUTOMATIC STOCK OPTION GRANT. Pursuant to the SPECTRASCIENCE, Inc. 1991 Stock Plan, as amended, (the "1991 Stock Plan") each non-employee director is entitled to receive a stock option to purchase 10,000 shares of Common Stock when first elected to the Board of Directors. Additionally, each non-employee director is entitled to receive an automatic stock option grant to purchase 5,000 shares of Common Stock upon re-election to the Board of Directors each year the 1991 Stock Plan is in effect. The exercise price of the stock option is based on the greater of (a) the prevailing market price (defined as the closing sale price) of the Common Stock on the date of grant or (b) the average of the closing sale prices of the Common Stock for the ten trading days immediately prior to the date of grant. The stock options granted to non-employee directors under the 1991 Stock Plan expire ten years from the date of grant (subject to earlier termination in the event of death), are not transferable (except by will or the laws of descent and distribution), and become fully exercisable one year after the date of grant.

         Pursuant to the SPECTRASCIENCE, Inc. 2001 Stock Plan, (the "2001 Stock Plan") if approved by the Company's shareholders as proposed in Proposal 2 below, each non-employee director would be entitled to receive a stock option to purchase 15,000 shares of Common Stock when first elected to the Board of Directors. In addition each non-employee director will be entitled to receive an automatic annual stock option grant to purchase 5,000 shares of Common Stock upon re-election to the Board of Directors except if a non-employee director initially commences service on the Board of Directors after December 1 such director will be entitled to receive an automatic stock option grant to purchase 2,500 shares of Common Stock upon re-election at the next successive meeting of shareholders.


                      EXECUTIVE OFFICERS AND KEY PERSONNEL

         The names, ages and positions of the executive officers and key management personnel of SPECTRASCIENCE are listed below.

NAME                          AGE      POSITION
----                          ---      --------

Chester E. Sievert, Jr.........49      Chairman of the Board, President, Chief
                                       Executive Officer and Corporate Secretary
Scott G. Anderson..............46      Vice President Marketing & Sales
Ruth M. Bryan..................38      Financial Officer

         Please see "Information About Nominees" for background information on Mr. Sievert.

         SCOTT G. ANDERSON joined SPECTRASCIENCE on February 7, 2000 as Vice President Marketing & Sales. Mr. Anderson has over 22 years of sales and marketing experience within the medical devices industry. From 1995 until joining SPECTRASCIENCE he was Manager of Business Development for Olympus America, Inc., the worldwide leader in endoscopic and imaging devices in gastroenterology. During his 20-year career at Olympus, Mr. Anderson held senior management positions in business development, operations and sales. Mr. Anderson has a Bachelor of Science degree in Biology from Bard College, New York.

         RUTH M. BRYAN joined SPECTRASCIENCE in August 1996 and has been the Financial Officer since January 1999. From 1991 to 1996 she held various positions related to consumer, commercial, and mortgage lending, including loan officer, with Fort Sill National Bank, a consumer bank in Ft. Sill, Oklahoma. Ms. Bryan has a Bachelor of Science degree in Business Administration from the University of Maryland, and holds the CPA designation.


                    EXECUTIVE COMPENSATION AND OTHER BENEFITS

         The following table shows for the fiscal year ending December 31, 2000, compensation awarded, paid to, or earned by SPECTRASCIENCE's Chief Executive Officer and to all executive officers whose salary and bonuses exceeded $100,000 for that year (the "Named Executive Officers"):

                                                                                   Long Term
                                                Annual Compensation               Compensation
                                    ------------------------------------------     Securities     All Other
                                                                 Other Annual      Underlying      Compen-
Name and Principal Position         Year      Salary     Bonus  Compensation(1)   Option/s SARs   sation (5)
----------------------------------- ------- ---------- -------- ----------------  -------------   ----------
Chester E. Sievert, Jr............  2000     $150,000  $54,000           $6,000      50,000(2)     $5,580
President, Chief Executive Officer  1999      135,000   44,000            6,000     100,000(3)      5,300
and Corporate Secretary             1998      110,000       --            6,000     145,000(4)      3,300

Scott G. Anderson.................  2000     $161,769       --           $5,392     300,000(2)         --
Vice President Sales & Marketing

---------------------------

(1)  Other Annual Compensation consists of a car allowance of $500 per month.
(2) Details of these stock option grants are provided in the following table entitled "Option Grants in Last Fiscal Year."
(3) Represents a ten-year stock option to purchase 50,000 shares of Common Stock at an exercise price of $4.20 per share, vesting one-third per year over three years. Mr. Sievert was also granted a ten-year stock option to purchase 50,000 shares of Common Stock at an exercise price of $4.0063 per share, which vested immediately upon grant. Both stock options were granted pursuant to the 1991 Stock Plan.
(4) Represents a ten-year stock option to purchase 45,000 shares of Common Stock at an exercise price of $4.0833 per share, granted pursuant to the 1991 Stock Plan. Six thousand of these shares vested immediately, with the remainder vesting one-third per year over three years. Mr. Sievert was also granted two ten-year stock options, each to purchase 50,000 shares of Common Stock, one of which vested immediately upon grant, and one of which vested on November 19, 1999, when SPECTRASCIENCE received a recommendation for approval of its pre-market approval application by an FDA medical device panel. Both stock options have an exercise price of $4.4141 per share.
(5) All Other Compensation includes amounts contributed to the SPECTRASCIENCE Savings and Retirement Plan, which qualifies as a plan under section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), and other fringe benefits.


                      OPTION AND STOCK APPRECIATION RIGHTS

         The following table sets forth information concerning individual grants of stock options made to the Named Executive Officers of SPECTRASCIENCE during the year ended December 31, 2000. No stock appreciation rights ("SARs") were granted or exercised during the year ended December 31, 2000.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                              Individual Grants
                         ----------------------------------------------------------------  Potential Realizable Value
                           Number of      % of Total                                       at Assumed Annual Rates of
                           Securities      Options                                        Stock Price Appreciation for
                           Underlying     Granted to    Exercise or                               Option Term(4)
                            Options      Employees in   Base Price                        ----------------------------
Name                        Granted      Fiscal Year    ($/sh)(3)     Expiration Date            5%            10%
-------------------------------------------------------------------- -------------------- -------------- -------------
Chester E. Sievert, Jr.   50,000(1)         11.3%        $4.5000        January 3, 2010      $ 141,501      $ 358,592

Scott G. Anderson        300,000(2)         68.0%        $6.0688      February 10, 2010     $1,144,991     $2,901,631

-----------------
(1) (1) Represents a ten-year stock option to purchase 50,000 shares of Common Stock at an exercise price of $4.50 per share, vesting one-third per year over three years. Of this stock option to purchase 50,000 shares, 23,333 were granted pursuant to the 1991 Stock Plan and the remaining 26,667 were granted outside of the 1991 Stock Plan. All shares will be vested by January 3, 2003.

(2) Represents a ten-year stock option to purchase 300,000 shares of Common Stock at an exercise price of $6.0688 per share, with one-third vesting after one year, one-third vesting upon the Company achieving $1 million in net revenue, and one-third vesting upon the Company achieving $3 million in net revenue. Of this stock option to purchase 300,000 shares, 9,667 were granted pursuant to the 1991 Stock Plan and the remaining 290,333 were granted outside of the 1991 Stock Plan.
(3) The exercise price was determined based on the greater of (a) the prevailing market price (defined as the closing sale price) of the Common Stock on the date of grant or (b) the average of the closing sale prices of the Common Stock for the ten trading days immediately prior to the date of grant.
(4) Potential realizable value is net of the exercise price, but before taxes associated with exercise. Potential realizable value is based on an assumption that the market price of the stock appreciates at the stated rate, compounded annually, from the date of grant until the end of the ten-year option term, multiplied by the number of shares subject to the stock option. These values are calculated based on regulations promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price appreciation. There can be no assurance that the actual stock price appreciation over the ten-year option term will be at the assumed 5% or 10% levels, or at any other defined level.


             AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR END OPTION VALUES

         The following table sets forth certain information concerning individual exercises of stock options during the year ended December 31, 2000 and the value of unexercised stock options as of December 31, 2000 for each of the Named Executive Officers of SPECTRASCIENCE.

                                                                                    Value of Unexercised
                                                      Number of Securities              In-the-Money
                             Shares      Value       Underlying Unexercised             Options/SARs
                           Acquired on  Realized     Options/SARs at FY-end            at FY-End(1)(2)
                           Exercise
                           ---------------------------------------------------------------------------------

                                                   Exercisable   Unexercisable   Exercisable   Unexercisable
                                                   -----------   -------------   -----------   -------------
Chester E. Sievert, Jr.             --        --       300,745          96,334     $7,437(3)              --
Scott G. Anderson (4)               --        --            --         300,000         --                 --

(1) Upon the exercise of a stock option, the optionee must pay the exercise price in cash or stock. Stock options are "in-the-money" if the closing bid price for the Common Stock is greater than the exercise price of the stock options. The closing bid price for the Common Stock on December 31, 2000 was $4.00 per share. The value of the stock option is calculated by taking the difference between the exercise price and the closing bid price on December 31, 2000, and multiplying this difference by the number of shares of Common Stock subject to the stock option. When the exercise price exceeds the closing bid price of the Common Stock, the stock option is deemed not to be "in-the-money."
(2) Does not include the number or value of unexercisable stock options granted subsequent to December 31, 2000. No SARs were held by any of the Named Executive Officers on December 31, 2000.
(3) Represents 85,000 shares of Common Stock subject to "in-the-money" stock options which are exercisable. All of the "in-the-money" stock options have an exercise price of $3.9125. The remainder of Mr. Sievert's exerciseable stock options are not "in-the-money."
(4) None of Mr. Anderson's options were exerciseable or "in-the-money" as of December 31, 2000.


                         CHANGE-IN-CONTROL ARRANGEMENTS

         SPECTRASCIENCE entered into a Severance Agreement with Mr. Sievert on May 21, 1997, and Mr. Anderson on July 15, 2000, providing for severance pay in the event of a "Change in Control." A "Change in Control" of the Company will be deemed to have occurred, among other things, upon (i) the sale or other disposition of substantially all of the assets of the Company, (ii) the approval by the Company's shareholders of a plan or proposal for the liquidation or dissolution of the Company, (iii) an event that would be required to be reported in response to Item 1(a) of the Current Report on Form 8-K pursuant to Section 13 or 15(d) of the Exchange Act, (iv) any person becoming the beneficial owner of 40% or more of the combined voting power of the Company's outstanding securities, or (v) a change in the composition of the Board of Directors such that the individuals who constitute the Board of Directors as of the effective date of the agreement cease for any reason to constitute at least the majority thereof (with exceptions for individuals who are nominated or otherwise approved by the current Board of Directors). . Each of these Severance Agreements provides for severance pay if the employment of the respective person is terminated, either voluntarily or involuntarily, during the three-year period following a Change in Control event. The severance payment shall be equal to full compensation for one year and payment will be made in a lump sum upon termination. In addition to the severance payment, Messrs. Sievert and Anderson will be entitled to the following benefits upon a Change in Control event: (i) 18 months of life, accident and health and dental insurance benefits; (ii) 12 months of out-placement services; (iii) complete coverage for fiduciary liability and directors' and officers' insurance for a period of six years after a Change in Control event; (iv) indemnification for any losses that might result from actions taken in good faith before the "Date of Termination" (as defined in the Severance Agreement); (v) reimbursement for all legal fees and expenses incurred as a result of termination, except to the extent such payment would constitute a "parachute payment" within the meaning of Section 280G of the Code;
(vi) all benefits under the Company's Savings and Retirement Plan, or any successor to such plan and any other plan or arrangement relating to retirement benefits; (vii) all benefits and rights under any and all Company stock purchase, restricted stock grant and stock option plans or programs, or any successor to any such plans or programs, which shall be in addition to, and not reduced by, any other amounts payable under the Severance Agreements; and (viii) immediate vesting of all outstanding but unvested stock options. If there had been a Change in Control event during the fiscal year ended December 31, 2000, and the employment of Messrs. Sievert and Anderson was immediately terminated, Messrs. Sievert and Anderson would have been entitled to receive, pursuant to the terms of their respective Severance Agreements, a lump sum payment upon termination of $216,000 and $240,000, respectively.

         All stock option agreements outstanding under the 1991 Stock Plan provide for the acceleration of exercisability of options immediately prior to a change in control event (except in certain cases where the optionee is terminated for "cause" or resigns without "good reason").


       OWNERSHIP OF VOTING SECURITIES BY PRINCIPAL HOLDERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of December 31, 2000, by: (a) each director of SPECTRASCIENCE; (b) each Named Executive Officer of SPECTRASCIENCE;
(c) each person or entity known by us to own beneficially more than five percent of the Common Stock; and (d) all the directors and executive officers of SPECTRASCIENCE as a group.

                                                                       Amount and Nature of       Percent of Class
Name and Address of Beneficial Owner                                   Beneficial Ownership    Beneficially Owned(8)
------------------------------------                                   --------------------    ---------------------
Reggeborgh Beheer BV
Postbox 319, 7460 AH Rijssen, The Netherlands ....................          816,145(1)                    11.3%

Perkins Capital Management, Inc. and
The Perkins Opportunity Fund
730 East Lake Street, Wayzata, MN 55391-1769 .....................          593,845(2)                     8.4%

Chester E. Sievert, Jr.
14405 21st Avenue N, Suite 111, Minneapolis, MN 55447 ............          330,411(3)                     4.5%

                                                                       Amount and Nature of       Percent of Class
Name and Address of Beneficial Owner                                   Beneficial Ownership    Beneficially Owned(8)
------------------------------------                                   --------------------    ---------------------
Scott G. Anderson
14405 21st Avenue N, Suite 111, Minneapolis, MN 55447 ...........           100,000(4)                     1.4%

Johan A.P.M. De Hond
Van Hambroeckmarke 1, 8016 KM Zwolle, The Netherlands ...........            25,000(5)                       *

Terrence W. Glarner
160 Montrose Place, St. Paul, MN 55104 .........................                 --(6)                       *

Delwin K. Ohrt, M.D.
14405 21st Avenue N, Suite 111, Minneapolis, MN 55447 ..........                 --(6)                       *

Officers and Directors as a Group (5 persons) ..................            455,411(7)                     6.1%

* less than 1%
------------------------------------
(1) Includes (a) 605,430 shares owned by Reggeborgh Beheer BV, and (b) 210,715 shares issuable upon the exercise of warrants that are exercisable within 60 days of December 31, 2000.
(2)  Includes (a) 418,845 shares owned by Perkins Capital Management, Inc. and
     (b) 175,000 shares owned by The Perkins Opportunity Fund (collectively "Perkins"). The shares beneficially owned by Perkins also include 105,836 shares issuable upon exercise of warrants held by Perkins that are exerciseable within 60 days of December 31, 2000.
(3) Includes 330,411 shares issuable upon the exercise of stock options held by Mr. Sievert that are exercisable within 60 days of December 31, 2000.
(4) Includes 100,000 shares issuable upon the exercise of stock options held by Mr. Anderson that are exercisable within 60 days of December 31, 2000.
(5) Includes 25,000 shares issuable upon the exercise of stock options held by Mr. de Hond that are exercisable within 60 days of December 31, 2000.
(6) None of the stock options held by these persons will vest within 60 days of December 31, 2000.
(7) Reflects 455,411 shares issuable upon the exercise of stock options held by all directors and executive officers (5 persons) that are exercisable within 60 days of December 31, 2000. Excludes 200,000 shares issuable upon the exercise of stock options by Mr. Anderson upon the successful completion of certain revenue related performance milestones.
(8)  Based upon 7,004,438 shares of Common Stock outstanding on December 31,
     2000.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and persons who are beneficial owners of more than 10% of the Common Stock to file initial reports of ownership and reports of changes in ownership of Common Stock and any other equity securities of SPECTRASCIENCE with the Securities and Exchange Commission, and to furnish us with copies of all Section 16(a) reports they file. To the best of our knowledge, based upon a review of the copies of such reports furnished to us and written representations that no other reports were required, during the year ended December 31, 2000, all Section 16(a) filing requirements applicable to our officers, directors, and 10% shareholders were satisfied with the exception of a failure by Reggeborgh Beheer BV ("Reggeborgh"), an owner of more than 10% of the outstanding shares of the Common Stock, to report, on a Form 3 with the Securities and Exchange Commission, Reggeborgh's purchase of 250,000 shares of Common Stock on March 12, 1999, which resulted in Reggeborgh owning more than 10% of the Common Stock. Based on its conversations with Reggeborgh, SPECTRASCIENCE believes that Reggeborgh will file a Form 3 and any Form 4 or Form 5 required to be filed with the Securities and Exchange Commission prior to March 15, 2001.


                                   PROPOSAL 2
                   ADOPTION OF SPECTRASCIENCE 2001 STOCK PLAN

         As of February 15, 2001 there were 253,416 reserved shares of Common Stock available for new stock option grants under the 1991 Stock Plan. Under the terms of the 1991 Stock Plan, as amended, no stock options may be granted after July 10, 2001. Upon termination of the 1991 Stock Plan the reserved

Common Stock not subject to any stock option grants will no longer be reserved and will become available for general corporate purposes.

         The purpose of the 1991 Stock Plan is to improve individual performance by providing long-term incentives and rewards to optionees, to assist the Company in attracting, retaining and motivating employees and consultants with experience and ability, and ultimately to align the interests of such employees and consultants with those of SPECTRASCIENCE 's shareholders.

         Company management believes that the 1991 Stock Plan has achieved these stated purposes in relation to current employees. The Company has experienced low turnover (one employee in the past 2 1/2 years) and has been able to attract quality employees in an extremely tight labor market. The majority of current employees have been with the Company approximately three to four years. They have played important roles in the Company's achievement of FDA product approval for the Optical Biopsy System, ISO 9001 Certification and CE Mark Authorization during their tenure. Company management believes that these achievements generally indicate the employees are motivated and working towards milestones that should improve shareholder value.

         The following table summarizes, as of February 15, 2001, the holdings under the 1991 Stock Plan attributable to current executive officers, directors and employees.

                                                     % of                                                % of
                                                     Total                   % of Total                  Total
                                       Granted      Granted    Outstanding  Outstanding   Exercised    Exercised
                                        Stock        Stock        Stock        Stock        Stock        Stock
Holder of Stock Options                Options      Options      Options      Options      Options      Options
-----------------------               ---------    ---------    ---------    ---------    ---------    ---------
Executive Officers (2 persons)         455,079         14.8%      455,079        39.2%           --         0.0%

Non-Employee
Directors (3 persons)                   55,000          1.8%       55,000         4.7%           --         0.0%

Employees Excluding
Executive Officers (14 persons)        562,583         18.3%      538,383        46.4%       24,200         3.3%

All others                           2,008,025         65.2%      111,500         9.6%      702,422        96.7%
                                     ---------                  ---------                 ---------
Total                                3,080,687                  1,159,962                   726,622

         Company management believes that it is necessary to continue to be able to offer compensation in the form of stock options to provide long-term incentives and rewards to optionees, to continue to allow the Company to be competitive in attracting, retaining and motivating employees and consultants with experience and ability, and to keep the interests of such employees and consultants aligned with those of SPECTRASCIENCE 's shareholders. The Board of Directors adopted the SPECTRASCIENCE, Inc. 2001 Stock Plan (the "2001 Stock Plan") for this purpose.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE SPECTRASCIENCE, INC. 2001 STOCK Plan. The affirmative vote of a majority of Common Stock entitled to vote and present, by proxy or in person, at the Annual Meeting is required for approval to adopt the Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

         The Board of Directors has adopted, subject to shareholder approval, the 2001 Stock Plan as described below. A summary description of the terms of the 2001 Stock Plan is set forth below.

                         SUMMARY OF THE 2001 STOCK PLAN

         GENERAL. The 2001 Stock Plan is formally administered by the Compensation Committee. Eligible participants under the 2001 Stock Plan include Company officers, non-employee directors, key employees, consultants and other persons who have a contractual relationship with the Company or who are responsible for or contribute to the management, growth, and/or profitability of the Company. As of February 1, 2001, there were approximately 16 officers and employees, 3 non-employee directors, and no consultants or other persons, eligible to receive stock options and other awards under the 2001 Stock Plan. The Compensation Committee makes recommendations to the Board of Directors as to the type of stock options and other awards to be granted under the 2001 Stock Plan, selects the participants to be granted stock options and other awards under the 2001 Stock Plan, establishes the amount of the grants to the participants and prescribes discretionary terms and conditions of each grant not otherwise fixed under the 2001 Stock Plan.

         The 2001 Stock Plan will terminate on January 30, 2011, unless sooner terminated by action of the Board of Directors. No stock options or other awards will be granted pursuant to the 2001 Stock Plan after its termination. The maximum number of shares of Common Stock reserved for issuance pursuant to stock option exercises under the 2001 Stock Plan is 750,000. In the event of any reorganization, merger, recapitalization, stock dividend, stock split or similar change in the corporate structure or shares of the Company, appropriate adjustments will be made to the aggregate number and kind of shares reserved under the 2001 Stock Plan, to outstanding stock options in the aggregate number and to the exercise price of shares subject to such outstanding stock options. Any such amended exercise price will be used to determine amounts payable under stock appreciation rights awarded to participants. The Board of Directors may amend the 2001 Stock Plan in any respect without shareholder approval, unless shareholder approval is then required by federal securities or tax laws or the rules of any applicable stock exchange. No right or interest in any stock option or other award may be assigned or transferred by a participant, except by will or the laws of descent and distribution, or subjected to any lien or otherwise encumbered.

         STOCK OPTIONS. The exercise price for non-qualified incentive stock options is determined by the Compensation Committee and may be less than the fair market value of the Common Stock on the day the non-qualified incentive stock options are granted. Incentive stock options must be granted with an exercise price equal to the fair market value of the Common Stock on the date the incentive stock options are granted, except that incentive stock options granted to persons owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary may not be granted at less than 110% of the fair market value on the date of grant. In determining the fair market value of the Common Stock on the date of grant, the Compensation Committee will use the greater of (a) the prevailing market price (defined as the closing sale price) of the Common Stock on the date of grant or
(b) the average of the closing sale prices of the Common Stock for the ten trading days immediately prior to the date of grant. The Compensation Committee will also determine the vesting schedule for each stock option grant.

         Pursuant to the 2001 Stock Plan, each non-employee director is automatically granted a non-qualified stock option to purchase 15,000 shares of the Common Stock, vesting after one year, upon becoming a director; and an annual non-qualified stock option to purchase 5,000 shares of the Common Stock, vesting after one year, upon re-election to the Board of Directors except if a non-employee director initially commences service on the Board of Directors after December 1 such director will be entitled to receive an automatic stock option grant to purchase 2,500 shares of Common Stock upon re-election at the next successive meeting of shareholders. The grant date for these automatic stock option grants will be the date of the annual or special shareholder meeting at which such director is elected or re-elected to the Board of Directors, or the date on which a director commences service on the Board of Directors if elected other than by shareholder vote. The annual stock option grant to purchase 5,000 shares is subject to pro-ration for directors who commence service between shareholder elections. The aggregate number of stock options to be granted to non-employee directors as a group cannot exceed 75,000 shares. Such automatic stock option grants have an exercise price equal to the fair market value of the Common Stock on the date of grant, as determined in the manner discussed above.

         Payment of the aggregate stock option exercise price will be in cash. The Compensation Committee may, in its sole discretion, allow payment of the aggregate stock option exercise price with previously acquired shares of Common Stock having an aggregate fair market value equal to such aggregate stock option exercise price. The Compensation Committee may also, in its sole discretion, determine, either at the time of grant or exercise of a stock option, to make a short-term, interest-free loan to a participant of the funds necessary to pay the stock option exercise price and any withholding obligations due upon such exercise. Stock options may not be transferred other than by will or the laws of descent and distribution, and during the lifetime of an optionee may be exercised only by the optionee. Stock options may be exercised in whole or in installments, as determined by the Compensation Committee. Incentive stock options will have a maximum term fixed by the Compensation Committee, not to exceed 10 years from the date of grant or, in the case of incentive stock options granted to persons owning stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary, five years from the date of grant. For incentive stock options, the aggregate fair market value (determined as of the time the incentive stock option is granted) of shares of Common Stock with respect to which incentive stock options become exercisable for the first time by the participant under the 2001 Stock Plan during any calendar year may not exceed $100,000.

         STOCK APPRECIATION RIGHTS. Under the 2001 Stock Plan, eligible participants may receive a stock appreciation right award ("SAR"). SAR's will be granted to participants at the same time the Company grants to such participants incentive stock options or at the same time or after the Company grants to such participants non-qualified incentive stock options under the 2001 Stock Plan. An SAR represents the right to receive a payment equal to the difference between the aggregate fair market value of all or a portion of the Common Stock subject to the stock option that is exerciseable and the aggregate exercise price to purchase such Common Stock. SARs will vest based upon the same vesting schedule of the related stock option and may not be exercised prior to the time the related stock option vests. Upon exercise, the Compensation Committee, in its sole discretion, may pay to the participant cash equal to the aggregate SAR payment or issue shares of Common Stock with a fair market value equal to such aggregate SAR payment. SARs will generally terminate at the same time the related stock option terminates.

         TERMINATION OF EMPLOYMENT. All stock options and other awards granted under the 2001 Stock Plan must be exercised no later than 90 days following the optionee's termination of employment to the Company, whether as a result of death, disability, retirement or other reason except, if an optionee's termination of employment results from a felony conviction, willful misconduct or dishonesty that is directly and materially harmful to the business or reputation of the Company, then all rights under outstanding stock options will immediately expire upon such termination.


                         FEDERAL INCOME TAX CONSEQUENCES

         The following description of federal income tax consequences is based on current statutes, regulations and interpretations. The description does not include state or local income tax consequences. In addition, the description is not intended to address specific tax consequences applicable to an individual participant who receives stock options under the 2001 Stock Plan.

         INCENTIVE STOCK OPTIONS. There will not be any federal income tax consequences to either the participant or the Company as a result of the grant to an employee of an incentive stock option under the 2001 Stock Plan. The exercise by a participant of an incentive stock option also will not result in any federal income tax consequences to the Company or the participant, except that an amount equal to the excess of the fair market value of the shares acquired upon exercise of the incentive stock option, determined at the time of exercise, over the amount paid for the shares by the participant will be includable in the participant's alternative minimum taxable income for purposes of the alternative minimum tax. Special rules will apply if previously acquired shares of Common Stock are permitted to be tendered in payment of the stock option exercise price.

         If the participant disposes of the incentive stock option shares acquired upon exercise of the incentive stock option, the federal income tax consequences will depend upon how long the participant has held the shares. If the participant does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the participant exercised the incentive stock option and the shares were transferred to the participant, then the participant will recognize a long-term capital gain or loss. The amount of the long-term capital gain or loss will be equal to the difference between (i) the amount the participant realized on disposition of the shares, and (ii) the stock option exercise price at which the participant acquired the shares. The Company is not entitled to any compensation expense deduction under these circumstances.

         If the participant does not satisfy both of the above holding period requirements (a "disqualifying disposition"), then the participant will be required to report as ordinary income, in the year the participant disposes of the shares, the amount by which the lesser of (i) the fair market value of the shares at the time of exercise of the incentive stock option (or, for directors, officers or greater than 10% shareholders of the Company, generally the fair market value of the shares up to six months after the date of exercise, unless such persons file an election under Section 83(b) of the Code, within 30 days of exercise), or (ii) the amount realized on the disposition of the shares, exceeds the stock option exercise price for the shares. The Company will be entitled to a compensation expense deduction in an amount equal to the ordinary income includable in the taxable income of the participant. The remainder of the gain recognized on the disposition, if any, or any loss recognized on the disposition, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

         NON-QUALIFIED INCENTIVE STOCK OPTIONS. Neither the participant nor the Company incurs any federal income tax consequences as a result of the grant of a non-qualified incentive stock option. Upon exercise of a non-qualified incentive stock option, a participant will recognize ordinary income, subject to withholding, on the date of exercise in an amount equal to the difference between (i) the fair market value of the shares purchased, determined on the date of exercise, and (ii) the consideration paid for the shares. Special rules will apply if previously acquired shares of Common Stock are permitted to be tendered in payment of the stock option exercise price.

         At the time of a subsequent sale or disposition of any shares of Common Stock obtained upon exercise of a non-qualified incentive stock option, any gain or loss will be a capital gain or loss. Such capital gain or loss will be long-term capital gain or loss if the sale or disposition occurs more than one year after the date of exercise and short-term capital gain or loss if the sale or disposition occurs one year or less after the date of exercise.

         In general, the Company will be entitled to a compensation expense deduction in connection with the exercise of a non-qualified incentive stock option for any amounts includable in the taxable income of the participant as ordinary income, provided the Company complies with any applicable withholding requirements.


                                   PROPOSAL 3
                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         At the Annual Meeting, a vote will be taken to ratify the appointment by the Board of Directors of Ernst & Young LLP as the independent public accountants of SPECTRASCIENCE for the current fiscal year ending December 31, 2001 and to provide other appropriate accounting services. Ernst & Young LLP has audited the financial statements of the Company for the fiscal years ended December 31, 1991 through December 31, 2000. Representatives of Ernst & Young LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

         Audit fees relating to the Company's 2000 fiscal year annual financial statements totaled $17,500. The Company did not engage Ernst & Young LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2000. Fees billed to the Company by Ernst & Young LLP during the Company's 2000 fiscal year for all other non-audit services rendered to the Company, including tax related services, totaled $9,250.

         Shareholder ratification of the selection of Ernst & Young LLP as the Company's independent accountants is not required by the Company's By-Laws or other applicable legal requirement. However, the Board of Directors is submitting the selection of Ernst & Young LLP to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee and the Board of Directors will reconsider whether or not to retain the firm. Even if the selection is ratified, the Board of Directors, at its discretion, may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF SPECTRASCIENCE FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001. The affirmative vote of a majority of Common Stock entitled to vote and present, by proxy or in person, at the Annual Meeting is required for ratification of Ernst & Young LLP as the Company's independent public accountants. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.


                SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

         The rules of the Securities and Exchange Commission permit shareholders of the Company, after timely notice to the Company, to present proposals for shareholder action in the Company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by company action in accordance with the proxy rules. Any shareholder proposals that may properly be presented at the 2002 Annual Meeting of Shareholders must be prepared in accordance with all applicable rules of the Securities and Exchange Commission and must be received by the Corporate Secretary of SPECTRASCIENCE at our executive offices in Minneapolis, Minnesota, no later than November 24, 2001 for inclusion in the proxy statement for the 2002 Annual Meeting of Shareholders.



              OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

         SPECTRASCIENCE did not receive written notice of any shareholder proposal prior to February 25, 2000, as required by SPECTRASCIENCE's By-laws, and as of the date of this proxy statement, the Board of Directors of SPECTRASCIENCE knows of no business that will be presented for consideration at the Annual Meeting other than the matters described in this proxy statement. If any other matters are properly brought before the Annual

Meeting, the persons named in the enclosed form of proxy will vote the proxies in accordance with their best judgment.

         It is important that proxies be returned promptly with instructions as to voting. Shareholders who do not expect to attend the Annual Meeting in person are urged to mark, sign, date and send in the proxies by return mail.

                                          By Order of the Board of Directors





                                          Chester E. Sievert, Jr.
                                          PRESIDENT, CHIEF EXECUTIVE OFFICER AND
Dated:  March 12, 2001                    CORPORATE SECRETARY

                                    EXHIBIT A

    AUDIT COMMITTEE CHARTER OF THE BOARD OF DIRECTORS OF SPECTRASCIENCE INC.

                             AUDIT COMMITTEE PURPOSE

         The Board of Directors ("Board") is the ultimate corporate governance body of SPECTRASCIENCE, Inc. ("Company"). As such, the Board is charged with overseeing all material aspects of the Company's operations. To assist the Board in performing its oversight role, and to help the Board meet its fiduciary duties to the shareholders of the Company, the Board has created an audit committee ("Committee).

The primary duties and responsibilities of the Committee are to:

         o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

         o Monitor the independence and performance of the Company's independent auditors.

         o Provide an avenue of communication among the independent auditors, management, and the Board of Directors.

                           AUDIT COMMITTEE MEMBERSHIP

         The Committee shall consist of at least two (2) and no more than three
(3) independent directors. "Independent director" means a person other than an individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent, disinterested judgment in carrying out the responsibilities of a Committee member. Though not all inclusive, the following categories of people SHALL NOT be considered independent for audit committee purposes:

         o a director who is or was employed by the Company or any of its affiliates for the current or any of the past three years;

         o a director who is an immediate family member(i) of any management-level employee of the Company;

         o a director who personally accepted any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for Board service; benefits under a tax-qualified retirement plan, or non-discretionary compensation;

         o a director who is a partner, controlling shareholder, or an executive officer of any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the securities of the Company or organization) that exceeded 5% of the Company's or organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; and

         o a director who is employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

         All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

         The Committee members shall be appointed by the Board, in accordance with the preceding independence requirements. Each appointment shall be for an indefinite term, but the Board may remove

-----------------------
(i) As used in this charter, the phrase "immediate family member" includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in the director's home.

Committee members at any time by Board action. If a Committee member is removed or resigns from the Committee, he or she shall serve until a successor is appointed.

         The Committee shall elect a chairperson annually. The chairperson shall create the agenda for the Committee meetings and otherwise preside over Committee meetings. It is expected that the chairperson will ask for management and key Committee advisors (e.g., Company legal counsel, and Company external auditors) to participate in Committee meetings as appropriate.


                                    MEETINGS

         The Committee shall meet at least two times annually, or more frequently as circumstances dictate. A majority of the appointed Committee members shall constitute a quorum and shall be able to conduct the Committee's business. Minutes of all meetings shall be recorded and maintained by the Committee. The Chairperson shall prepare and/or approve an agenda in advance of each meeting.

         The Committee should meet privately in executive session with management, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee will establish a communication process with management and independent auditors if any significant matters arise during the auditors' limited quarterly reviews.


                           DUTIES AND RESPONSIBILITIES

         In accordance with the Committee's purpose, it shall have the following duties and responsibilities:

AUDIT & REVIEW FUNCTION

         o The Committee shall select, or nominate for selection by the Board and/or the shareholders, the Company's external auditors.

         o The Committee shall ensure receipt of a formal written statement from the external auditors consistent with Independence Standards Board Standard 1 on an annual basis. If the Committee is not satisfied with the external auditor's assurance of independence, it shall take or recommend to the Board appropriate action to oversee the independence of the external auditor.

         o The Committee shall make clear to management and the external auditors that the external auditors must consider the committee to be its client and not management. Towards this end, the Committee shall meet annually with the external auditors, without management or others present, in order to assess the performance and ethical disposition (i.e., the "tone-at-the-top) of the financial and accounting management and the effectiveness and independence of the internal auditors.

         o The Committee shall review, with or without management consultation, the performance (effectiveness, objectivity, and independence) of the external auditors annually.

         o The Committee shall consider the scope of the annual audit, staffing of the annual audit, and accounting fees for the annual audit to ensure that the economics support the scope and staffing of the annual audit on an annual basis.

         o The Committee shall inquire as to, and be satisfied with, the extent to which the planned audit scope can be relied upon to detect fraud or weaknesses in internal controls.

RISK MANAGEMENT FUNCTION

         o The Committee shall inquire of management and external auditors about the adequacy of the Company's internal control procedures as a complete system, as well as the discovery of any individually material gaps and/or failures in the Company's internal control procedures.

         o The Committee shall instruct the external auditors, Chief Executive Officer, and Chief Financial Officer that the Committee expects to be advised if there are areas of Company operation that, consistent with the Committee's purpose, require its special attention.


                               FINANCIAL REPORTING

         o The Committee shall obtain from management explanations for all significant budget-to-actual variances in the financial statements between relevant periods as well as trends and significant changes in actual results between relevant periods.

         o The Committee shall inquire about the existence and substance of any significant accounting accruals, reserves, contingencies, and estimates made by management that have a material impact on the financial statements and of the external auditor's opinions regarding the quality of all such items.

         o The Committee shall inquire as to the external auditor's views about whether management's choices of accounting principles (and their application of those accounting principles) are conservative, moderate, or aggressive from the perspective of income, asset, and liability recognition, and whether those principles and practices are common or are minority practices.

         o The Committee shall inquire as to any material changes in the selection and/or application of accounting principles from the prior period and of the effect of such changes in the Company's financial statements.

         o The Committee shall inquire of management and the external auditors to ascertain whether there were any significant financial reporting issues that arose during the accounting period and if so how they were resolved.

         o The Committee shall review the letter of management representations given to the external auditors and inquire whether they encountered any difficulties in obtaining the letter or any specific representations therein.

         o The Committee shall discuss with management and the external auditors the substance of any significant issues raised by in-house and outside legal counsel concerning litigation, contingencies, claims, or assessments and understand how such matters are reflected in the Company's financial statements.

         o The Committee shall inquire of the external auditors to determine whether footnote disclosures adequately clarify and expand on the financial statements.

         o The Committee shall jointly with the Board consider whether the external auditors should meet with the Board to discuss any matters relative to the financial statements and to answer any questions that other directors may have.

         o The Committee shall prepare an annual Audit Committee Report to be presented to the Board. The Audit Committee Report shall include, at a minimum the following representations:

                  (1) that the Committee has reviewed and discussed the audited financial statements with management;

                  (2) that the Committee has discussed with the independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented;

                  (3) that the Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and many be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence;

                  (4) that, based on the review and discussions referred to in paragraphs (1) through (3) of this item, the Committee recommends (or declines to recommend) to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the last fiscal year for filing with the Securities and Exchange Commission; and

                  (5) that the individual Committee members, and the Committee in the aggregate, complies with the Committee independence requirements set forth in this charter.

The Audit Committee Report may include other information that the Committee deems appropriate. The Committee will prepare the audit Committee Report with the understanding that it's representations will be used by the Board and the Company to comply with Item 306 of Regulation S-B and Item 7(e)(3) of Schedule 14A as those regulations affect the Company.


                                     GENERAL

         o The Committee shall assess and report to the Board on its compliance with this charter on an annual basis. This information may be included in the Audit Committee Report referred to above. The Board shall consider the Committee's report to the Board pursuant to this requirement (and the Audit Committee Report if prepared separately) to determine if changes to the Committee membership (e.g., composition and member number) are appropriate.

         o The Committee shall recommend to the Board any necessary changes to this charter on an annual basis.

         o The Committee shall conduct an appropriate review of all proposed related party transactions that are individually in excess of $10,000 in order to ensure that such transactions are on terms that are materially similar to those that could be obtained in arms-length transactions with independent third parties or are otherwise fair to and in the best interests of the Company. Documentation of each such review and the Committee's recommendation to the Board regarding whether the Board should approve or disapprove of the relevant related party transaction shall be maintained by the Committee.


                                    AUTHORITY

The committee has authority to:

         o Conduct such studies, analyses, and evaluations necessary to perform duties and fulfill the responsibilities assigned to it by the Board.

         o Have full and independent access to Company personnel, after first notifying the Chief Executive Officer or the Chief Financial Officer of the intention to interview personnel.

         o Have full and independent access to Company financial and other information.

         o Seek and employ such outside consulting assistance as it determines necessary to fulfill its responsibilities. To the extent the Committee determines to expend in excess of $10,000 during any fiscal year on such consulting assistance, it shall seek approval from the Board of such expenditures.

         o Take or cause to be taken all necessary action in order to implement and carry out its responsibilities pursuant to this charter.

                              SPECTRASCIENCE, INC.

                                 2001 STOCK PLAN


                 SECTION 1. GENERAL PURPOSE OF PLAN; DEFINITIONS

         The name of this plan is the SPECTRAScience, Inc. 2001 Stock Plan (the "Plan"). The purpose of the Plan is to enable SPECTRAScience, Inc. (the "Company") and its Subsidiaries to retain and attract executives, key employees (whether full or part-time), consultants and non-employee directors who contribute to the Company's success by their ability, ingenuity and industry, and to enable such individuals to participate in the long-term success and growth of the Company by giving them a proprietary interest in the Company.

         For purposes of the Plan, the following terms shall be defined as set forth below:

(a)      "BOARD" means the Board of Directors of the Company.

(b) "CAUSE" means a felony conviction of a participant or the failure of a participant to contest prosecution for a felony, or a participant's willful misconduct or dishonesty, any of which is directly and materially harmful to the business or reputation of the Company.

(c)      "CODE" means the Internal Revenue Code of 1986, as amended.

(d) "COMMITTEE" means the Committee referred to in Section 2 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board.

(e) "COMPANY" means, SPECTRAScience, Inc., a corporation organized under the laws of the State of Minnesota (or any successor corporation).

(f) "DISABILITY" means permanent and total disability as determined by the Committee.

(g) "EARLY RETIREMENT" means retirement, with consent of the Committee at the time of retirement, from active employment with the Company and any Subsidiary or Parent Corporation of the Company.

(h) "FAIR MARKET VALUE" means the value of the Stock on a given date as determined by the Committee in accordance with the applicable Treasury Department regulations under Section 422A of the Code with respect to "incentive stock options."

(i) "INCENTIVE STOCK OPTION" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422A of the Code.

(j) "NON-QUALIFIED STOCK OPTION" means any Stock Option that is not an Incentive Stock Option, and is intended to be and is designated as a "Non-Qualified Stock Option."

(k) "NON-EMPLOYEE DIRECTOR" shall have the meaning set forth in Rule 16b-3 under the Securities Exchange Act of 1934, or any successor definition adopted by the Securities and Exchange Commission.

(l) "NORMAL RETIREMENT" means retirement from active employment with the Company, any Subsidiary or Parent Corporation of the Company on or after age 65.

(m) "PARENT CORPORATION" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of the corporations (other than the Company) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

(n)      "RETIREMENT" means Normal Retirement or Early Retirement.

(o) "STOCK" means the Common Stock, $.25 par value per share, of the Company.

(p) "STOCK APPRECIATION RIGHT" means the right pursuant to an award granted under Section 6 below to surrender to the Company all or a portion of a Stock Option in exchange for an amount equal to the difference between
         (i) the Fair Market Value, as of the date such Stock Option or such portion thereof is surrendered, of the shares of Stock covered by such Stock Option or such portion thereof, and (ii) the aggregate exercise price of such Stock Option or such portion thereof.

(q) "STOCK OPTION" means any option to purchase shares of Stock granted pursuant to Section 5 below.

(r) "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.


                            SECTION 2. ADMINISTRATION

         The Plan shall be administered by the Board of Directors or by a Committee of not less than two directors, all of whom are Non-Employee Directors, who shall be appointed by the Board of Directors of the Company and who shall serve at the pleasure of the Board.

         The Committee shall have the power and authority to grant to eligible persons, pursuant to the terms of the Plan: (A) Stock Options or (B) Stock Appreciation Rights.

         In particular, the Committee shall have the authority:

(i) to select the officers and other key employees of the Company or its Subsidiaries, and consultants and other persons having a contractual relationship with the Company or its Subsidiaries, to whom Stock Options and/or Stock Appreciation Rights may from time to time be granted hereunder;

(ii) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options or Stock Appreciation Rights, or a combination of the foregoing, are to be granted hereunder;

(iii) to determine the number of shares to be covered by each such award granted hereunder;

(iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, any restriction on any Stock Option or other award and/or the shares of Stock relating thereto) and to amend such terms and conditions (including, but not limited to, any amendment which accelerates the vesting of any award); and

(v) to determine whether, to what extent, and under what circumstances, Stock Options may be exercised following termination of employment.

         The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Committee may delegate its authority to the President and/or the Chief Executive Officer of the Company for the purpose of selecting employees who are not officers of the Company for purposes of (A) above.

         All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.


                        SECTION 3. STOCK SUBJECT TO PLAN

         The total number of shares of Stock reserved and available for distribution under the Plan shall be 750,000 shares, subject to increase or decrease in the event of any adjustment required in the paragraph below. Such shares may consist, in whole or in part, of authorized and unissued shares. If any shares that have been optioned cease to be subject to Options, are forfeited or such award otherwise terminates without a payment being made to the participant, such shares shall again be available for distribution in connection with future awards under the Plan.

         In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split (reverse or other), other change in corporate structure affecting the Stock, or spin-off or other distribution of assets to shareholders, appropriate substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan and in the number and option price of shares subject to outstanding options granted under the Plan as may be determined by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Option.

                             SECTION 4. ELIGIBILITY

         Officers, other key employees of the Company or its subsidiaries, Non-Employee Directors and consultants and other persons having a contractual relationship with the Company or its Subsidiaries who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and its Subsidiaries are eligible to be granted Stock Option or Stock Appreciation Right awards under the Plan. Except for Non-Employee Directors, whose participation in the Plan shall be limited as provided in paragraph (k) of
Section 5, the optionees and participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible, and the Committee shall determine, in its sole discretion, the number of shares covered by each award.


                            SECTION 5. STOCK OPTIONS

         Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

         The Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. No Incentive Stock Options shall be granted under the Plan after January 30, 2011.

         The Committee shall have the authority to grant any optionee Incentive Stock Options, Non-Qualified Stock options, or both types of options (in each case with or without Stock Appreciation Rights). To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

         Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422A of the Code. The preceding sentence shall not preclude any modification or amendment to an outstanding Incentive Stock Option, whether or not such modification or amendment results in disqualification of such option as an Incentive Stock Option, provided the optionee consents in writing to the modification or amendment.

         Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

         (a) OPTION PRICE. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may not, except as provided in this paragraph or in paragraph (1) below, be less than 85% of the Fair Market Value of the Stock on the date of the grant of the Option unless the Option itself or such lower option price per share is approved by the shareholders. In no event shall the option price per share of Stock purchasable under an Incentive Stock Option be less than 100% of the Fair Market Value of the Stock on the date of the grant of the option. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 425(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or subsidiary and an Incentive Stock Option is granted to such employee, the option price shall be no less than 110% of the Fair Market Value of the Stock on the date the option is granted.

         (b) OPTION TERM. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 425(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five years from the date of grant.

         (c) EXERCISABILITY. Stock Options shall be exercisable at such time or times as determined by the Committee at or after grant. If the Committee provides, in its discretion, that any option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time. Installment exercise restrictions may be based upon the lapse of time, the attainment of specified performance goals, or a combination of each.

         (d) METHOD OF EXERCISE. Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by certified or bank check, or by any other form of legal consideration deemed sufficient by the Committee and consistent with the Plan's purpose and applicable law, including promissory notes or a properly executed exercise notice together with irrevocable instructions to a broker acceptable to the Company to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price. As determined by the Committee, in its sole discretion, payment in full or in part may also be made in the form of unrestricted Stock already owned by the optionee (based on the Fair Market Value of the Stock on the date the option is exercised, as determined by the Committee); provided however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares may be authorized only at the time the option is granted. No shares of Stock shall be issued until full payment therefor has been made. An optionee shall generally have the rights to dividends and other rights of a shareholder with respect to shares subject to the option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph (a) of Section 10.

         (e) NON-TRANSFERABILITY OF OPTIONS. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

         (f) TERMINATION BY DEATH. If an optionee's employment with the Company, a Subsidiary or a Parent Corporation terminates by reason of death, the Stock Option may thereafter be immediately exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of 90 days (or such shorter period as the committee shall specify at grant) from the date of such death or until the expiration of the stated term of the Stock Option, whichever period is shorter.

         (g) TERMINATION BY REASON OF DISABILITY. If an optionee's employment with the Company, a Subsidiary or a Parent Corporation terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after 90 days (or such shorter period as the Committee shall specify at grant) from the date of such termination of employment or the expiration of the stated term of the Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422A of the Code, the Stock Option will thereafter be treated as a Non-Qualified Stock Option.

         (h) TERMINATION BY REASON OF RETIREMENT. If an optionee's employment with the Company, a Subsidiary or a Parent Corporation terminates by reason of Retirement, any Stock Option held by such optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement, but may not be exercised after 90 days (or such shorter period as Committee shall specify at grant) from the date of such termination of employment or the expiration of the stated term of the Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422A of the Code, the Stock Option will thereafter be treated as a Non-Qualified Stock Option.

         (i) OTHER TERMINATION. Unless otherwise determined by the Committee or as set forth in paragraph (1) below, if an optionee's employment with the Company, a Subsidiary or a Parent Corporation terminates for any reason other than death, Disability or Retirement, any Stock Option held by such optionee may thereafter be exercised to the extent it was exercisable at such termination, but may not be exercised after 90 days (or such shorter period as the Committee shall specify at grant) from the date of such termination of employment or the expiration of the stated term of the option, whichever period is the shorter; provided, however, that if the optionee's employment is terminated for Cause, all rights under the Stock Option shall terminate and expire upon such termination.

         (j) ANNUAL LIMIT ON INCENTIVE STOCK OPTIONS. The aggregate Fair Market Value (determined as of the time the Option is granted) of the Common Stock with respect to which an Incentive Stock Option under this Plan or any other plan of the Company, any subsidiary or Parent Corporation is exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

         (k) NON-EMPLOYEE DIRECTORS. Each Non-Employee Director not serving as a director on or before May 1, 2001, who is initially elected as director (whether by vote of shareholders or directors) shall upon such election, be granted a stock option to purchase 15,000 shares of the Company's Common Stock (subject to adjustment pursuant to Section 3 above).

         Except as set forth below, each Non-Employee Director shall automatically be granted a stock option to purchase 5,000 shares of the Company's Common Stock (subject to adjustment pursuant to Section 3 above) annually upon re-election to the Board during the period such director serves on the Board and the

Plan is in effect. Those Non-Employee Directors serving as a director on May 1, 2001 will receive an automatic grant under the terms of this paragraph upon re-election to the Board at the 2001 Annual Shareholders Meeting.

         If a director commences service on the Board after December 1 in any year in which the Plan is in effect then, the director shall be automatically granted a stock option to purchase 2,500 shares of the Company's Common Stock (subject to adjustment pursuant to Section 3 above) at the next successive Annual Shareholders Meeting. The grant date of options awarded pursuant to this section (k) shall be the date of the Annual Shareholders Meeting at which each Non-Employee Director is elected or re-elected to the Board, or the date on which the Non-Employee Director commences services on the Board.

         All Non-Employee Director Stock Options shall be granted at a price per share equal to 100% of the Fair Market Value of the Company's Common Stock on the date of grant. The term of each Non-Employee Director Stock Option shall be ten years from the date of grant. All such Stock Options granted to Non-Employee Directors shall be designated as Non-Qualified Stock Options and shall be subject to the same terms and provisions as are then in effect with respect to the grant of Non-Qualified Stock Options to salaried officers and key employees of the Company, except that (i) the term of each such Stock Option shall be equal to ten years; (ii) each Stock Option shall become exercisable as to all or any part of the shares subject to the Stock Option beginning one year after the date the Stock Option is granted; and (iii) no Stock Appreciation Rights may be granted to Non-Employee Directors in conjunction with any Stock Options granted under this paragraph (k) or in any other manner under this Plan. Subject to the foregoing, all provisions of this Plan not inconsistent with the foregoing shall apply to Stock Options granted to Non-Employee Directors. There is no maximum in the number of shares as to which Stock Options may be granted to any individuals under this Plan except that the maximum aggregate number of shares of Common Stock as to which Stock Options may be granted to Non-Employee Directors as a group under this Plan shall be 75,000 shares. The number of shares shall be further subject to adjustment pursuant to Section 3 above.


                      SECTION 6. STOCK APPRECIATION RIGHTS

         (a) GRANT AND EXERCISE. Except as set forth in paragraph (k) of Section 5, Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of the Stock Option.

         A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that a Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock Option shall not be reduced until the exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.

         A Stock Appreciation Right may be exercised by an optionee, in accordance with paragraph (b) of this Section 6, by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in paragraph (b) of this Section 6. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

         (b) TERMS AND CONDITIONS. Stock Appreciation Rights shall be subject to applicable regulations relating to the exercise of Stock Appreciation Rights by optionees subject to reporting responsibilities under Section 16 of the Securities and Exchange Act of 1934, and to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

         (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this
Section 6 of the Plan.

         (ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive up to, but not more than, an amount in cash or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock over the option price per share specified in the related option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

         (iii) Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under
Section 5 of the Plan.

         (iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in
Section 3 of the Plan on the number of shares of Stock to be issued under the Plan, but only to the extent of the number of shares issued or issuable under the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

         (v) A Stock Appreciation Right granted in connection with an Incentive Stock Option may be exercised only if and when the market price of the Stock subject to the Incentive Stock Option exceeds the exercise price of such Stock Option.


                   SECTION 7. TRANSFER, LEAVE OF ABSENCE, ETC

         For purposes of the Plan, the following events shall not be deemed a termination of employment:

         (a) a transfer of an employee from the Company to a Parent Corporation or Subsidiary, or from a Parent Corporation or Subsidiary to the Company, or from one Subsidiary to another;

         (b) a leave of absence, approved in writing by the Committee, for military service or sickness, or for any other purpose approved by the Company if the period of such leave does not exceed ninety (90) days (or such longer period as the Committee may approve, in its sole discretion); and

         (c) a leave of absence in excess of ninety (90) days, approved in writing by the Committee, but only if the employee's right to re-employment is guaranteed either by a statute or by contract, and provided that, in the case of any leave of absence, the employee returns to work within 30 days after the end of such leave.


                      SECTION 8. AMENDMENTS AND TERMINATION

         The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made (i) which would impair the rights of an optionee or participant under a Stock Option or Stock Appreciation Right or other Stock-based award theretofore granted, without the optionee's or participant's consent, or (ii) which without the approval of the shareholders of the Company would cause the Plan to no longer comply with rules promulgated by the Securities and Exchange Commission under authority granted in Section 16 of the Securities Exchange Act of 1934, as amended, Section 422A of the Code or any other regulatory requirements.

         The Committee may amend the terms of any award or option theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any holder without his consent. The Committee may also substitute new Stock Options for previously granted options, including previously granted options having higher option prices.


                       SECTION 9. UNFUNDED STATUS OF PLAN

         The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.


                         SECTION 10. GENERAL PROVISIONS

         (a) The Committee may require each person purchasing shares pursuant to a Stock Option under the Plan to represent to and agree with the Company in writing that the optionee is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

         All certificates for shares of Stock delivered under the Plan pursuant to any Stock-based awards shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the securities and Exchange commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         (b) Subject to paragraph (d) below, recipients of Stock-based awards under the Plan (other than Stock Options) are not required to make any payment or provide consideration other than the rendering of services.

         (c) Nothing contained in this Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any employee of the Company or any subsidiary any right to continued employment with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any of its employees at any time.

         (d) Each participant shall, no later than the date as of which any part of the value of an award first becomes includable as compensation in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant. With respect to any award under the Plan, if the written terms of such award so permit, a participant may elect by written notice to the Company to satisfy part or all of the withholding tax requirements associated with the award by (i) authorizing the Company to retain from the number of shares of Stock that would otherwise be deliverable to the participant, or (ii) delivering to the Company from shares of Stock already owned by the participant, that number of shares having an aggregate Fair Market Value equal to part or all of the tax payable by the participant under this Section 10(d). Any such election shall be in accordance with, and subject to, applicable tax and securities laws, regulations and rulings.

         (e) At the time of grant, the Committee may provide in connection with any grant made under this Plan that the shares of Stock received as a result of such grant shall be subject to a repurchase right in favor of the Company, pursuant to which the participant shall be required to offer to the Company upon termination of employment for any reason any shares that the participant acquired under the Plan, with the price being the then Fair Market Value of the Stock or, in the case of a termination for Cause, an amount equal to the cash consideration paid for the Stock, subject to such other terms and conditions as the Committee may specify at the time of grant. The Committee may, at the time of the grant of an award under the Plan, provide the Company with the right to repurchase shares of Stock acquired pursuant to the Plan by any participant who, at any time within two years after termination of employment with the Company, directly or indirectly competes with, or is employed by a competitor of the Company.


                       SECTION 11. EFFECTIVE DATE OF PLAN

         The Plan shall be effective on February 1, 2001 (the date of approval by the Board of Directors), subject to approval by a vote of the holders of a majority of the Stock present and entitled to vote at the next Annual or Special Meeting of the Company's shareholders and shall expire (unless terminated earlier) as of January 30, 2011. Awards may be granted under the Plan prior to shareholder approval, provided such awards are made subject to shareholder approval.

                                       END

                                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                                    BOARD OF DIRECTORS The undersigned, having
                                    received a Notice of Annual Meeting of
                                    Shareholders and accompanying Proxy
                                    Statement, hereby appoints Chester E.
                                    Sievert, Jr. as proxy, with the power of
                                    substitution, and hereby authorizes him to
PROXY                               represent and to vote as designated below,
-----                               all the shares of Common Stock of
SPECTRASCIENCE, INC.                SPECTRASCIENCE, Inc. which the undersigned
14405 21st Avenue N, Suite 111      is entitled to vote at the Annual Meeting of
Minneapolis, MN 55447               Shareholders to be held on May 10, 2001, or
------------------------------      any adjournment thereof.

1. ELECTION OF DIRECTORS (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR A SPECIFIC NOMINEE, LINE THROUGH THEIR NAME BELOW)

                                                 [ ] FOR (ALL NOMINEES LISTED
                                                     EXCEPT AS MARKET TO THE
Chester E. Sievert, Jr.   Johan A.P.M. de Hond       CONTRARY)
Terrence W. Glarner       Delwin K. Ohrt, M.D.   [ ] WITHHOLD AUTHORITY (TO VOTE
                                                     FOR ALL NOMINEES LISTED)


                                                                    [ ]  FOR
2. TO APPROVE ADOPTION OF THE SPECTRASCIENCE, INC 2001 STOCK PLAN   [ ]  AGAINST
                                                                    [ ]  ABSTAIN


                                                                    [ ]  FOR
3. TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT      [ ]  AGAINST
   PUBLIC ACCOUNTANTS.                                              [ ]  ABSTAIN


                 (CONTINUED, AND TO BE SIGNED ON THE OTHER SIDE)



                           (CONTINUED FROM OTHER SIDE)

4. In his discretion, the Proxy is authorized to vote upon such other business as may properly come before this meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.




                                          --------------------------------------
                                          SIGNATURE



                                          --------------------------------------
                                          SIGNATURE IF HELD JOINTLY

                                          DATED:__________________________, 2001
                                          PLEASE VOTE, SIGN, DATE AND RETURN THE
                                          PROXY CARD USING THE ENCLOSED ENVELOPE